Exhibit 99.01

Contacts:	Investors	Media
	Jessica Kourakos	Holly Anderson
	Intuit Inc.	Intuit Inc.
	(650) 944-5401	(650) 944-3992
	Jessica_Kourakos@intuit.com	Holly_Anderson@intuit.com

Intuit’s Second-Quarter Revenue Grows 5 Percent

     MOUNTAIN VIEW, Calif. – Feb. 17, 2005 – Intuit Inc. (Nasdaq: INTU) today announced its second-quarter 2005 revenue increased 5 percent over the year-ago quarter to $662.6 million. Intuit’s revenue and profits were higher than the company forecasted three months ago due to stronger-than-expected results in its QuickBooks-Related and Consumer Tax segments.

     “This was a strong quarter for Intuit, especially given that our tax revenue is increasingly shifting to our third quarter,” said Steve Bennett, Intuit’s president and chief executive officer. “While it’s too early to declare victory on the entire season, we’re pleased with our results in tax. We also had a strong quarter in QuickBooks, with a 38 percent surge in unit growth, including subscriptions.”

Second-Quarter 2005 Financial Highlights

•	GAAP (Generally Accepted Accounting Principles) net income was $147.3 million versus $149.1 million in the year-ago quarter. This represents $0.77 per diluted share, up 5 percent from $0.73 in the 2004 second quarter.

•	Intuit had pro forma net income of $155.1 million versus $156.0 million in the year-earlier period. Pro forma earnings per diluted share were $0.82 versus $0.77, up 6 percent from the year-earlier period.

Second-Quarter 2005 Business Portfolio and Segment Results

•	Consumer Tax revenue was $141.1 million, up 9 percent from the year-ago quarter.

•	Professional Tax revenue was $150.6 million, down 4 percent, as expected, over the year-ago quarter.

•	QuickBooks-Related revenue was $222.3 million, up 10 percent over the year-ago quarter.

•	Intuit-Branded Small Business revenue was $75.1 million, up 10 percent over the year-ago quarter.

•	Other Businesses revenue was $73.5 million, down 4 percent, as expected. This segment includes Quicken and Canada.

Forward-Looking Guidance for Fiscal 2005

Intuit raised its fiscal 2005 revenue guidance to reflect the strength of results in the first half of the year. Guidance for fiscal 2005 is:

•	Revenue of $2.000 billion to $2.025 billion, or year-over-year growth of approximately 8 percent to 9 percent. Prior guidance was for revenue growth in the 6 percent to 9 percent range, or revenue of $1.966 billion to $2.022 billion.

•	Pro forma operating income of $535 million to $559 million, or growth of approximately 12 percent to 17 percent over fiscal 2004. On a GAAP basis, operating income is expected to be $503 million to $527 million, or growth of approximately 14 percent to 20 percent over fiscal 2004. This is a reaffirmation of earlier guidance.

•	Because Intuit is making additional investments to propel future growth, it is maintaining guidance for pro forma diluted earnings per share (EPS) of $1.93 to $2.01, or growth of approximately 15 percent to 20 percent over fiscal 2004. On a GAAP basis, diluted EPS is expected to be $1.82 to $1.90, up approximately 15 percent to 20 percent from fiscal 2004.

The company said it would provide guidance for fiscal 2006 when it announces fourth-quarter 2005 results in August 2005.

Forward-Looking Guidance for Third-Quarter 2005

•	Intuit reaffirmed its revenue guidance for the third quarter, which will end on April 30, 2005. The company expects revenue of $780 million to $810 million, or year-over-year growth of 10 percent to 14 percent.

•	Intuit expects pro forma operating income of $395 million to $415 million, or year-over-year growth of 11 percent to 16 percent. Intuit had not previously provided guidance for third-quarter pro forma operating income.

•	Intuit expects pro forma diluted EPS of $1.42 to $1.47, or year-over-year growth of 18 percent to 23 percent. This is versus prior guidance of $1.46 to $1.51 and reflects incremental investments in several growth initiatives. Intuit expects GAAP diluted EPS of $1.39 to $1.44.

Forward-Looking Guidance for Fourth-Quarter 2005

•	Intuit reaffirmed its revenue guidance for the fourth quarter, which will end on July 31, 2005. The company expects revenue of $285 million to $305 million, or year-over-year growth of 5 percent to 12 percent.

•	Intuit expects a pro forma EPS loss of $0.05 to $0.09. This is versus its earlier range of a loss of $0.04 to $0.08, reflecting incremental investment in new growth initiatives. The company expects a GAAP EPS loss of $0.07 to $0.11.

Conference Call Scripts, Webcast and Conference Call Information

     A live audio webcast of Intuit’s first-quarter conference call is available at http://www.intuit.com/about_intuit/investors/webcast_events.html. The call begins today at 1:30 p.m. (PST). The replay of the audio webcast will remain on Intuit’s Web site for one week after the conference call. Intuit has posted to its Web site this press release, including the attached tables and pro forma to GAAP reconciliations. It will post the conference call script to the Web site shortly after the conference call concludes.

     The conference call number is (866) 847-7863 in the United States and (703) 639-1429 from international locations. No reservation or access code is needed. A replay of the call will be available for one week by calling (888) 266-2081 in the United States and (703) 925-2533 from international locations. The access code is 642477.

Intuit, the Intuit logo, Quicken and QuickBooks, among others, are registered trademarks and/or registered service marks of Intuit Inc. in the United States and other countries.

About pro forma, or non-GAAP, financial measures

Intuit’s management believes that the pro forma financial measures it uses provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these pro forma financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These pro forma financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar pro forma financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes pro forma, or non-GAAP, financial measures using the same consistent method from quarter to quarter and year to year.

Pro forma operating income excludes acquisition-related charges, such as amortization of intangibles and impairment charges, as well as amortization of purchased software and charges for purchased research and development. Pro forma net income and diluted earnings per share exclude discontinued operations, gains and losses on marketable securities and other investments, as well as the tax effects of these transactions. These pro forma financial measures are not prepared in accordance with generally accepted accounting principles and likely are different from non-GAAP or pro forma financial measures used by other companies. The accompanying tables and fact sheet have more details on Intuit’s historical performance and financial projections, the GAAP financial measures that are most directly comparable to Intuit’s pro forma financial measures, and the reconciliation of pro forma financial measures to GAAP.

Cautions About Forward-Looking Statements

This press release contains forward-looking statements, including forecasts of our expected financial results. All of the statements under the headings “Forward-Looking Guidance for Fiscal 2005,” “Forward-Looking Guidance for Third-Quarter Fiscal 2005, ”and “Forward-Looking Guidance for Fourth-Quarter Fiscal 2005”are forward-looking statements. A number of risks and uncertainties may cause our actual results to differ materially from our expressed expectations. Some of the important factors that could cause our results to differ include the following: our revenue, profitability and market position can be negatively impacted in an unpredictable manner due to product introductions and price competition from our competitors, including competition from Microsoft, which recently announced its intention to target small business customers with accounting software and associated services, and governmental encroachment in our tax businesses; our participation in the Free File Alliance may result in lost revenue due to potential customers filing free federal returns and electing not to pay for state filing or other services and cannibalization of our traditional paid franchise; our revenue and earnings are highly seasonal and the timing of our revenue between quarters is difficult to predict which may cause significant quarterly fluctuations in our financial results; predicting tax-related revenues is challenging due to the heavy concentration of activity in a short time period; revenue growth for some of our products is slowing and we must successfully introduce new products and services to meet our growth and profitability objectives; our new product offerings may not succeed or they may negatively impact our profitability if customers elect to purchase lower-priced simplified offerings instead of our higher priced offerings; we have implemented new information systems but they have not yet utilized in a peak season period, any problems with these new systems, particularly during peak tax season could interfere with our ability to ship and deliver products and gather information to effectively manage our business; litigation involving intellectual property, antitrust, shareholder and other matters may increase our costs; and our failure to maintain reliable and responsive service levels for our offerings could cause us to lose customers and negatively impact our revenues and profitability. More details about these and other risks that may impact our business are included in our Form 10-K for fiscal 2004 and in subsequent Form 10-Q, and other SEC filings. You can locate these reports through our website at http://www.intuit.com/about_intuit/investors. We do not undertake any duty to update the information in this press release except as otherwise required by law.

Table A1
INTUIT INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	January 31,	January 31,	January 31,	January 31,
	2005	2004	2005	2004
Net revenue:
Product	$504,021	$508,034	$664,878	$665,903
Service	142,000	108,883	231,604	174,969
Other	16,618	16,454	32,147	31,821

Total net revenue	662,639	633,371	928,629	872,693

Costs and expenses:
Cost of revenue:
Cost of product revenue	63,962	65,728	94,149	97,590
Cost of service revenue	47,596	41,416	87,352	76,208
Cost of other revenue	6,049	6,836	12,578	13,546
Amortization of purchased assets [B]	3,439	3,257	6,793	6,479
Selling and marketing	177,985	169,909	311,120	301,684
Research and development	77,743	72,644	152,850	143,278
General and administrative	57,371	47,688	108,214	90,923
Acquisition-related charges [C]	4,172	6,540	8,616	12,292

Total costs and expenses	438,317	414,018	781,672	742,000

Income from continuing operations	224,322	219,353	146,957	130,693
Interest and other income	3,088	7,170	7,039	14,660
Gains on marketable securities and other investments net	60	90	218	237

Income from continuing operations before income taxes	227,470	226,613	154,214	145,590
Income tax provision [D]	78,627	77,092	47,841	49,572

Net income from continuing operations	148,843	149,521	106,373	96,018
Net loss from discontinued operations, net of income taxes [E]	(1,591)	(455)	(5,257)	(917)

Net income	$147,252	$149,066	$101,116	$95,101

Basic net income per share from continuing operations	$0.80	$0.75	$0.57	$0.48
Basic net loss per share from discontinued operations	(0.01)	—	(0.03)	—

Basic net income per share	$0.79	$0.75	$0.54	$0.48

Shares used in basic per share amounts	186,331	197,665	187,339	198,206

Diluted net income per share from continuing operations	$0.78	$0.73	$0.56	$0.47
Diluted net loss per share from discontinued operations	(0.01)	—	(0.03)	—

Diluted net income per share	$0.77	$0.73	$0.53	$0.47

Shares used in diluted per share amounts	190,100	203,430	191,229	203,796

See accompanying Notes.

Table A2
INTUIT INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	January 31,	January 31,	January 31,	January 31,
	2005	2004	2005	2004
Net revenue:
Product	$504,021	$508,034	$664,878	$665,903
Service	142,000	108,883	231,604	174,969
Other	16,618	16,454	32,147	31,821

Total net revenue	662,639	633,371	928,629	872,693

Costs and expenses:
Cost of revenue:
Cost of product revenue	63,962	65,728	94,149	97,590
Cost of service revenue	47,596	41,416	87,352	76,208
Cost of other revenue	6,049	6,836	12,578	13,546
Selling and marketing	177,985	169,909	311,120	301,684
Research and development	77,743	72,644	152,850	143,278
General and administrative	57,371	47,688	108,214	90,923

Total costs and expenses	430,706	404,221	766,263	723,229

Income from operations	231,933	229,150	162,366	149,464
Interest and other income	3,088	7,170	7,039	14,660

Income before income taxes	235,021	236,320	169,405	164,124
Income tax provision	79,907	80,349	57,598	55,802

Net income	$155,114	$155,971	$111,807	$108,322

Basic net income per share	$0.83	$0.79	$0.60	$0.55

Shares used in basic per share amounts	186,331	197,665	187,339	198,206

Diluted net income per share	$0.82	$0.77	$0.58	$0.53

Shares used in diluted per share amounts	190,100	203,430	191,229	203,796

The pro forma, or non-GAAP, financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These pro forma financial measures are not prepared in accordance with GAAP and likely are different from pro forma financial measures used by other companies. Intuit’s management believes that these pro forma financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these pro forma financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These pro forma financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar pro forma financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes pro forma financial measures using the same consistent method from quarter to quarter and year to year. See Tables B1 and B2 for reconciliations of these pro forma financial measures to GAAP.

Table B1
INTUIT INC.
RECONCILIATION OF PRO FORMA FINANCIAL MEASURES
TO GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS [A]-[E]
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended				Three Months Ended
	January 31, 2005				January 31, 2004
	Pro				Pro
	Forma	Adjmts	[A]	GAAP	Forma	Adjmts	[A]	GAAP
Net revenue:
Product	$504,021	$—		$504,021	$508,034	$—		$508,034
Service	142,000	—		142,000	108,883	—		108,883
Other	16,618	—		16,618	16,454	—		16,454

Total net revenue	662,639	—		662,639	633,371	—		633,371

Costs and expenses:
Cost of revenue:
Cost of product revenue	63,962	—		63,962	65,728	—		65,728
Cost of service revenue	47,596	—		47,596	41,416	—		41,416
Cost of other revenue	6,049	—		6,049	6,836	—		6,836
Amortization of purchased assets	—	3,439	[B]	3,439	—	3,257	[B]	3,257
Selling and marketing	177,985	—		177,985	169,909	—		169,909
Research and development	77,743	—		77,743	72,644	—		72,644
General and administrative	57,371	—		57,371	47,688	—		47,688
Acquisition-related charges	—	4,172	[C]	4,172	—	6,540	[C]	6,540

Total costs and expenses	430,706	7,611		438,317	404,221	9,797		414,018

Income from continuing operations	231,933	(7,611)		224,322	229,150	(9,797)		219,353
Interest and other income	3,088	—		3,088	7,170	—		7,170
Gains on marketable securities and other investments, net	—	60		60	—	90		90

Income from continuing operations before income taxes	235,021	(7,551)		227,470	236,320	(9,707)		226,613
Income tax provision	79,907	(1,280)	[D]	78,627	80,349	(3,257)	[D]	77,092

Net income from continuing operations	155,114	(6,271)		148,843	155,971	(6,450)		149,521
Net loss from discontinued operations, net of income taxes	—	(1,591)	[E]	(1,591)	—	(455)	[E]	(455)

Net income	$155,114	$(7,862)		$147,252	$155,971	$(6,905)		$149,066

Basic net income per share from continuing operations	$0.83			$0.80	$0.79			$0.75
Basic net loss per share from discontinued operations	—			(0.01)	—			—

Basic net income per share	$0.83			$0.79	$0.79			$0.75

Shares used in basic per share amounts	186,331			186,331	197,665			197,665

Diluted net income per share from continuing operations	$0.82			$0.78	$0.77			$0.73
Diluted net loss per share from discontinued operations	—			(0.01)	—			—

Diluted net income per share	$0.82			$0.77	$0.77			$0.73

Shares used in diluted per share amounts	190,100			190,100	203,430			203,430

The pro forma, or non-GAAP, financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These pro forma financial measures are not prepared in accordance with GAAP and likely are different from pro forma financial measures used by other companies. Intuit’s management believes that these pro forma financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these pro forma financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These pro forma financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar pro forma financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes pro forma financial measures using the same consistent method from quarter to quarter and year to year. See Notes [A] through [E] for details.

Table B2
INTUIT INC.
RECONCILIATION OF PRO FORMA FINANCIAL MEASURES
TO GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS [A]-[E]
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended				Six Months Ended
	January 31, 2005				January 31, 2004
	Pro				Pro
	Forma	Adjmts	[A]	GAAP	Forma	Adjmts	[A]	GAAP
Net revenue:
Product	$664,878	$—		$664,878	$665,903	$—		$665,903
Service	231,604	—		231,604	174,969	—		174,969
Other	32,147	—		32,147	31,821	—		31,821

Total net revenue	928,629	—		928,629	872,693	—		872,693

Costs and expenses:
Cost of revenue:
Cost of product revenue	94,149	—		94,149	97,590	—		97,590
Cost of service revenue	87,352	—		87,352	76,208	—		76,208
Cost of other revenue	12,578	—		12,578	13,546	—		13,546
Amortization of purchased assets	—	6,793	[B]	6,793	—	6,479	[B]	6,479
Selling and marketing	311,120	—		311,120	301,684	—		301,684
Research and development	152,850	—		152,850	143,278	—		143,278
General and administrative	108,214	—		108,214	90,923	—		90,923
Acquisition-related charges	—	8,616	[C]	8,616	—	12,292	[C]	12,292

Total costs and expenses	766,263	15,409		781,672	723,229	18,771		742,000

Income from continuing operations	162,366	(15,409)		146,957	149,464	(18,771)		130,693
Interest and other income	7,039	—		7,039	14,660	—		14,660
Gains on marketable securities and other investments, net	—	218		218	—	237		237

Income from continuing operations before income taxes	169,405	(15,191)		154,214	164,124	(18,534)		145,590
Income tax provision	57,598	(9,757)	[D]	47,841	55,802	(6,230)	[D]	49,572

Net income from continuing operations	111,807	(5,434)		106,373	108,322	(12,304)		96,018
Net loss from discontinued operations, net of income taxes	—	(5,257)	[E]	(5,257)	—	(917)	[E]	(917)

Net income	$111,807	$(10,691)		$101,116	$108,322	$(13,221)		$95,101

Basic net income per share from continuing operations	$0.60			$0.57	$0.55			$0.48
Basic net loss per share from discontinued operations	—			(0.03)	—			—

Basic net income per share	$0.60			$0.54	$0.55			$0.48

Shares used in basic per share amounts	187,339			187,339	198,206			198,206

Diluted net income per share from continuing operations	$0.58			$0.56	$0.53			$0.47
Diluted net loss per share from discontinued operations	—			(0.03)	—			—

Diluted net income per share	$0.58			$0.53	$0.53			$0.47

Shares used in diluted per share amounts	191,229			191,229	203,796			203,796

The pro forma, or non-GAAP, financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These pro forma financial measures are not prepared in accordance with GAAP and likely are different from pro forma financial measures used by other companies. Intuit’s management believes that these pro forma financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these pro forma financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These pro forma financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar pro forma financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes pro forma financial measures using the same consistent method from quarter to quarter and year to year. See Notes [A] through [E] for details.

INTUIT INC.
NOTES TO TABLES A1, B1 and B2

[A]	Tables B1 and B2 reconcile the differences between the pro forma or non-GAAP financial measures, which are not prepared in accordance with generally accepted accounting principles (GAAP), and the GAAP condensed consolidated statements of operations for the three and six months ended January 31, 2005 and 2004. Pro forma operating income (loss) excludes certain cost and expense line items that are in the GAAP statement of operations. For example, for the line item “acquisition-related charges,” the number in the GAAP column is subtracted out of the pro forma column in calculating pro forma operating income or loss. Eliminating cost or expense items improves pro forma results compared to GAAP results. Pro forma net income (loss) starts with pro forma operating income or loss and then excludes certain non-operating gains and losses that are in the GAAP statement of operations. For example, for the line item “gains on marketable securities and other investments, net” the number in the GAAP column is taken out of the pro forma column in calculating pro forma net income or loss. Eliminating loss line items improves pro forma results compared to GAAP results. Eliminating gain line items decreases pro forma results compared to GAAP results.

[B]	We amortize the value of software and other technology assets that we receive in connection with certain acquisitions over their estimated useful lives.

[C]	Acquisition-related charges include amortization of purchased intangible assets and deferred compensation related to acquisitions as well as impairment charges. For the three months ended January 31, 2005 and 2004, amortization of purchased intangible assets and deferred compensation was $4.2 million and $6.5 million. For the six months ended January 31, 2005 and 2004, amortization of purchased intangible assets and deferred compensation was $8.6 million and $12.3 million. There were no impairment charges in any of those periods.

[D]	Our GAAP expected effective tax rate of 34% for the twelve months ending July 31, 2005 differs from the federal statutory tax rate of 35% due primarily to the net effect of the benefit received from federal research and experimental credits, tax exempt interest income and various state tax credits offset by state taxes. This 34% expected effective tax rate was used in our calculation of pro forma results for the three and six months ended January 31, 2005.

Our GAAP effective tax rate of 31% for the six months ended January 31, 2005 differed from our GAAP expected full year effective tax rate primarily due to the benefits received from tax attributes identified during our first and second fiscal quarters and a change in tax law during our first fiscal quarter. These adjustments are included in our estimate of the GAAP full year effective tax rate of 34%.

Our GAAP effective tax rate of 34% for the three and six months ended January 31, 2004 differed from the federal statutory rate of 35% primarily due to the net effect of the benefit received from federal research and experimental credits, tax exempt interest income and various state tax credits offset by state taxes. This 34% effective tax rate was used in our calculation of pro forma results for the three and six months ended January 31, 2004.

[E]	On December 3, 2004 we sold our Intuit Public Sector Solutions (IPSS) business to Kintera, a California software company, for approximately $11 million. In accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long-lived Assets,” we determined that IPSS became a long-lived asset held for sale and a discontinued operation in the first quarter of fiscal 2005. Consequently, we have segregated the net assets and operating results of IPSS from continuing operations on our balance sheets, statements of operations and statements of cash flows for all periods presented. Also in accordance with SFAS 144, we discontinued the amortization of IPSS purchased intangible assets in the first quarter of fiscal 2005.

Revenue for IPSS was $1.0 million and $2.9 million for the three months ended January 31, 2005 and 2004. Loss before income taxes for IPSS was $0.3 million and $0.7 million for the same periods. Revenue for IPSS was $3.8 million and $6.1 million for the six months ended January 31, 2005 and 2004. Loss before income taxes for IPSS was $0.8 million and $1.5 million for the same periods. The net loss from discontinued operations for the three months ended January 31, 2005 included a $0.5 million loss on disposal of IPSS. The net loss from discontinued operations for the three and six months ended January 31, 2005 also included income tax provisions of $0.9 million and $4.3 million for the estimated tax payable in connection with the tax gain on the sale of IPSS.

Table C
INTUIT INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	January 31,	July 31,
	2005	2004
ASSETS
Current assets:
Cash and cash equivalents	$36,566	$27,298
Short-term investments	848,063	991,971
Accounts receivable, net	307,765	90,795
Deferred income taxes	29,728	31,353
Prepaid expenses and other current assets	72,374	50,478
Current assets of discontinued operations	—	1,605

Current assets before funds held for payroll customers	1,294,496	1,193,500
Funds held for payroll customers	330,886	323,041

Total current assets	1,625,382	1,516,541
Property and equipment, net	226,542	232,654
Goodwill, net	659,713	659,137
Purchased intangible assets, net	89,812	104,966
Long-term deferred income taxes	136,223	135,711
Loans to executive officers and other employees	15,369	15,809
Other assets	22,778	17,669
Long-term assets of discontinued operations	—	13,691

Total assets	$2,775,819	$2,696,178

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$102,284	$70,124
Accrued compensation and related liabilities	109,297	133,733
Deferred revenue	252,812	219,482
Income taxes payable	58,631	22,159
Other current liabilities	190,941	83,251
Current liabilities of discontinued operations	—	5,575

Current liabilities before payroll customer fund deposits	713,965	534,324
Payroll customer fund deposits	330,886	323,041

Total current liabilities	1,044,851	857,365
Long-term obligations	16,168	16,394
Stockholders’ equity	1,714,800	1,822,419

Total liabilities and stockholders’ equity	$2,775,819	$2,696,178

Table D
INTUIT INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	January 31,	January 31,	January 31,	January 31,
(In thousands; unaudited)	2005	2004	2005	2004
Cash flows from operating activities:
Net income	$147,252	$149,066	$101,116	$95,101
Net loss from discontinued operations	1,591	455	5,257	917

Net income from continuing operations	148,843	149,521	106,373	96,018
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Depreciation	23,359	18,834	44,787	38,560
Acquisition-related charges	4,172	6,540	8,616	12,292
Amortization of purchased software	3,439	3,257	6,793	6,479
Amortization of other purchased intangible assets	1,883	1,461	3,766	2,921
Amortization of deferred compensation not related to acquisitions	1,626	1,557	3,251	3,118
(Gain) loss on disposal of property and equipment	28	751	(100)	2,008
Amortization of premiums and discounts on available-for-sale debt securities	2,280	3,182	5,746	5,760
Net realized (gain) loss on sales of available-for-sale debt securities	223	(237)	1,520	(325)
Net gains from marketable securities and other investments	(60)	(90)	(218)	(237)
Deferred income taxes	(6,890)	—	270	—
Tax benefit from employee stock options	3,896	15,441	9,049	22,964
Gain on foreign exchange transactions	(136)	(827)	(553)	(4,107)

Subtotal	182,663	199,390	189,300	185,451

Changes in operating assets and liabilities:
Accounts receivable	(239,121)	(206,604)	(217,072)	(193,698)
Income taxes receivable	20,904	—	—	—
Prepaid expenses and other current assets	1,401	(7,532)	(19,408)	(24,923)
Accounts payable	18,866	19,982	31,997	45,559
Accrued compensation and related liabilities	36,535	36,754	(24,446)	(13,275)
Deferred revenue	34,820	20,494	33,215	25,091
Income taxes payable	53,867	61,183	31,341	26,706
Other current liabilities	110,928	86,445	107,521	83,761

Total changes in operating assets and liabilities	38,200	10,722	(56,852)	(50,779)

Net cash provided by operating activities of continuing operations	220,863	210,112	132,448	134,672
Net cash used in operating activities of discontinued operations	(609)	(21)	(878)	(781)

Net cash provided by operating activities	220,254	210,091	131,570	133,891

Cash flows from investing activities:
Purchases of available-for-sale debt securities	(675,876)	(545,629)	(1,343,060)	(1,080,002)
Liquidation and maturity of available-for-sale debt securities	532,529	421,361	1,480,532	1,220,108
Net change in funds held for payroll customers’ money market funds and other cash equivalents	2,212	1,706	(7,845)	24,559
Purchases of property and equipment	(13,158)	(26,488)	(37,565)	(47,202)
Change in other assets	435	893	(4,451)	(2,999)
Net change in payroll customer funds deposits	(2,212)	(1,706)	7,845	(24,559)
Acquisitions of businesses and intangible assets, net of cash acquired	(4,156)	(2,785)	(4,156)	(120,810)

Net cash used in (provided by) investing activities of continuing operations	(160,226)	(152,648)	91,300	(30,905)
Proceeds from the sale of discontinued operations, net of closing costs	9,619	—	9,619	—

Net cash used in (provided by) investing activities	(150,607)	(152,648)	100,919	(30,905)
Cash flows from financing activities:
Change in long-term obligations	(839)	(12,350)	(244)	(10,557)
Net proceeds from issuance of common stock under stock plans	29,412	54,621	60,370	86,556
Purchase of treasury stock	(113,649)	(158,055)	(284,211)	(261,127)

Net cash used in financing activities	(85,076)	(115,784)	(224,085)	(185,128)

Effect of exchange rates on cash and cash equivalents	(13)	(1,212)	864	255

Net increase (decrease) in cash and cash equivalents	(15,442)	(59,553)	9,268	(81,887)
Cash and cash equivalents at beginning of period	52,008	147,508	27,298	169,842

Cash and cash equivalents at end of period	$36,566	$87,955	$36,566	$87,955

Table E1
INTUIT INC.
RECONCILIATION OF GUIDANCE FOR PRO FORMA FINANCIAL MEASURES
TO PROJECTED GAAP REVENUE, OPERATING INCOME, AND EPS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ending April 30, 2005
	Pro Forma				GAAP
	Range of Estimate				Range of Estimate
	From	To	Adjustments		From	To
Revenue	$780,000	$810,000	$—		$780,000	$810,000
Operating income	395,000	415,000	(7,500)	[a]	387,500	407,500
Interest and other income	4,000	5,000	—		4,000	5,000
Diluted earnings per share	$1.42	$1.47	$(0.03)	[b]	$1.39	$1.44
Shares	188,000	191,000	—		188,000	191,000

	Three Months Ending July 31, 2005
	Pro Forma				GAAP
	Range of Estimate				Range of Estimate
	From	To	Adjustments		From	To
Revenue	$285,000	$305,000	$—		$285,000	$305,000
Diluted loss per share	$(0.09)	$(0.05)	$(0.02)	[c]	$(0.11)	$(0.07)

	Twelve Months Ending July 31, 2005
	Pro Forma				GAAP
	Range of Estimate				Range of Estimate
	From	To	Adjustments		From	To
Revenue	$2,000,000	$2,025,000	$—		$2,000,000	$2,025,000
Operating income	535,000	559,000	(32,400)	[d]	502,600	526,600
Interest and other income	17,000	20,000	—		17,000	20,000
Diluted earnings per share	$1.93	$2.01	$(0.11)	[e]	$1.82	$1.90
Shares	189,000	194,000	—		189,000	194,000

[a]	Reflects estimated adjustments for amortization of purchased software of approximately $3.3 million and amortization of purchased intangible assets of approximately $4.2 million for the three months ending April 30, 2005.

[b]	Net of related income tax expense, the pro forma adjustments in item [a] result in a $0.03 per diluted share adjustment for the three months ending April 30, 2005.

[c]	Reflects estimated adjustments for amortization of purchased software of approximately $3.3 million and amortization of purchased intangible assets of approximately $3.8 million for the three months ending July 31, 2005. Net of related income tax expense, these pro forma adjustments result in a $0.02 per diluted share adjustment for the three months ending July 31, 2005.

[d]	Reflects estimated adjustments for amortization of purchased software of approximately $13.6 million and amortization of purchased intangible assets of approximately $18.8 million for the twelve months ending July 31, 2005.

[e]	Net of related income tax expense, the pro forma adjustments in item [d] result in a $0.11 per diluted share adjustment for the twelve months ending July 31, 2005.

The pro forma, or non-GAAP, financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These pro forma financial measures are not prepared in accordance with GAAP and likely are different from pro forma financial measures used by other companies. Intuit’s management believes that these pro forma financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these pro forma financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These pro forma financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar pro forma financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes pro forma financial measures using the same consistent method from quarter to quarter and year to year.

The reconciliations of the forward-looking pro forma financial measures to GAAP in this Table E1 include all information reasonably available to Intuit at the date of this press release. The adjustments in this table are those that management can predict. Intuit’s pro forma financial measures exclude acquisition-related charges, discontinued operations and gains and losses on marketable securities. Events that could cause the reconciliation to change include acquisitions and divestitures of businesses, goodwill and other asset impairments and sales of marketable securities.

TABLE E2
INTUIT INC.
RECONCILIATION OF SUPPLEMENTAL PRO FORMA FINANCIAL MEASURES
TO MOST DIRECTLY COMPARABLE GAAP MEASURES
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended April 30, 2004
	Pro
	Forma	Adjustments		GAAP
Revenue	$709,838	$—		$709,838
Operating income	357,058	(9,506)	[a]	347,552
Interest and other income	4,767	—		4,767
Diluted earnings per share	$1.20	$0.13	[b]	$1.33
Shares	198,748	—		198,748

	Three Months Ended July 31, 2004
	Pro
	Forma	Adjustments		GAAP
Revenue	$272,329	$—		$272,329
Operating loss	(28,958)	(8,353)	[c]	(37,311)
Interest and other income	11,417	—		11,417
Diluted loss per share	$(0.06)	$(0.16)	[d]	$(0.22)
Shares	190,893	—		190,893

	Twelve Months Ended July 31, 2004
	Pro
	Forma	Adjustments		GAAP
Revenue	$1,854,560	$—		$1,854,560
Operating income	477,564	(36,630)	[e]	440,934
Interest and other income	30,844	—		30,844
Diluted earnings per share	$1.68	$(0.10)	[f]	$1.58
Shares	200,081	—		200,081

[a]	Reflects adjustments for amortization of purchased software of $3.3 million and amortization of purchased intangible assets of $6.2 million for the three months ended April 30, 2004.

[b]	Reflects the adjustments in item [a] and adjustments for net gains on marketable securities of $0.1 million and loss from discontinued operations of $0.3 million. Net of related income tax expense and adjusting out the GAAP release of certain tax reserves, these pro forma adjustments resulted in a $0.13 per diluted share adjustment for the three months ended April 30, 2004.

[c]	Reflects adjustments for amortization of purchased software of $3.4 million and amortization of purchased intangible assets of $5.0 million for the three months ended July 31, 2004.

[d]	Reflects the adjustments in item [c] and adjustments for net gains on marketable securities of $1.4 million and loss from discontinued operations of $18.7 million. Net of related income tax expense, these pro forma adjustments resulted in a $0.16 per diluted share adjustment for the three months ended July 31, 2004.

[e]	Reflects adjustments for amortization of purchased software of $13.2 million and amortization of purchased intangible assets of $23.4 million for the twelve months ended July 31, 2004.

[f]	Reflects the adjustments in item [e] and adjustments for net gains on marketable securities of $1.7 million and loss from discontinued operations of $19.9 million. Net of related income tax expense, these pro forma adjustments resulted in a $0.10 per diluted share adjustment for the twelve months ended July 31, 2004.

The pro forma, or non-GAAP, financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These pro forma financial measures are not prepared in accordance with GAAP and likely are different from pro forma financial measures used by other companies. Intuit’s management believes that these pro forma financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these pro forma financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These pro forma financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar pro forma financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes pro forma financial measures using the same consistent method from quarter to quarter and year to year.

Intuit Facts	Intuit Inc.
Q2/FY05 & FY04	Investor Relations (650) 944-5401
NASDAQ: INTU

Financial Summary

($ millions)

	Actual	Actual	Actual	Actual	Actual	Actual	Actual
	Q1 FY04	Q2 FY04	Q3 FY04	Q4 FY04	FY04	Q1 FY05	Q2 FY05
Revenue:
Small Business
QuickBooks Related	$129.9	$201.4	$169.9	$152.7	$653.9	$145.6	$222.3
% of change YOY	19%	16%	27%	13%	18%	12%	10%
Intuit Branded Small Business	$59.1	$68.4	$65.1	$66.9	$259.6	$66.7	$75.1
% of change YOY	29%	10%	10%	12%	14%	13%	10%
Tax
Consumer Tax	$5.2	$130.0	$344.7	$10.1	$490.0	$5.0	$141.1
% of change YOY	-15%	36%	10%	19%	16%	-3%	9%
Professional Tax	$6.9	$156.8	$82.5	$5.7	$251.9	$7.4	$150.6
% of change YOY	7%	4%	3%	-9%	3%	7%	-4%
Other Businesses	$38.2	$76.8	$47.6	$36.9	$199.5	$41.2	$73.5
% of change YOY	-9%	4%	6%	16%	4%	8%	-4%

Total Revenue	$239.3	$633.4	$709.8	$272.3	$1,854.9	$266.0	$662.6
% of change YOY	14%	14%	12%	13%	13%	11%	5%
GAAP Operating Income	($88.7)	$219.4	$347.6	($37.3)	$440.9	($77.4)	$224.3
Pro forma Operating Income [A]	($79.7)	$229.2	$357.1	($29.0)	$477.6	($69.6)	$231.9
Operating Margin %	NA	36%	50%	NA	26%	NA	35%
Interest and Other Income	$7.5	$7.2	$4.8	$11.4	$30.8	$4.0	$3.1
GAAP EPS	($0.27)	$0.73	$1.33	($0.22)	$1.58	($0.24)	$0.77
Pro forma EPS [A]	($0.24)	$0.77	$1.20	($0.06)	$1.68	($0.23)	$0.82
% of change YOY	NA				20%	NA	6%
Basic Share Count	198.7	197.7	194.5	190.9	195.5	188.3	186.3
Fully Diluted Share Count	NA	203.4	198.7	NA	200.1	NA	190.1
Pro forma Tax Rate [A]	34%	34%	34%	34%	34%	34%	34%

Corporate Metrics

	Q2/04	FYE/04	Q2/05
Capital Expenditure [B]	$26.5M	$117.7M	$13.2M
Depreciation [B]	$18.8M	$77.5M	$23.4M
Common Stock Outst.	197.2M	190.1M	185.6M
Full Time Employees [B]	7,405	6,611	7,199

Portfolio and Segment Composition

Small Business

QuickBooks Related

QuickBooks Software
Financial Supplies
QuickBooks Standard Payroll
QuickBooks Enhanced Payroll
QuickBooks Enhanced Payroll Plus
Point of Sale
QuickBooks Support Programs
Innovative Merchant Solutions

Intuit Branded Small Business

Complete Payroll
QuickBooks Assisted Payroll
Premier Payroll
IT Solutions
Intuit Construction Business Solutions
Intuit Real Estate Solutions (MRI)
Intuit Distribution Management Solutions (Eclipse)

Tax

Consumer Tax (TurboTax)

Professional Tax

ProSeries
Lacerte

Other

Other Businesses

Quicken
Canada/UK

[A]	These are pro forma, or non GAAP financial measures. See tables B1, B2, E1 and E2 of accompanying press release for GAAP reconciliations.

[B]	Excludes information related to Intuit Public Sector Solutions, which we divested in December 2004.

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Intuit Facts	Intuit Inc.
Investor Relations (650) 944-5401
NASDAQ: INTU

Business Metrics

Units in thousands, except where noted	Q2/FY03	Q3/FY03	Q4/FY03	FY03	Q1/FY04	Q2/FY04	Q3/FY04	Q4/FY04	FY04	Q1/FY05	Q2/FY05
QuickBooks Related [C]
Basic, Pro and Simple Start	308	285	217	1,005	163	262	312	205	942	152	318
Premier units	37	35	35	122	26	62	60	44	192	32	67
Enterprise units	1	1	1	4	1	1	1	2	5	2	3

Total QuickBooks software units sold	346	321	253	1,131	190	325	373	251	1,139	186	388
Quickbooks software subscription customers [D]	7	9	11	11	12	15	19	21	21	26	80
Average Sales Price	$233	$236	$246	$235	$265	$268	$254	$276	$265	$287	$265
(software units sold)
Sell Thru Channel Mix [E]
% of dollars at retail	54%	55%	47%	54%	59%	49%	48%	53%	51%	62%	47%
QuickBooks Retail Share [F]
Unit share FYTD	80%	82%	82%	82%	78%	82%	83%	83%	83%	83%	86%
Dollar share FYTD	87%	89%	89%	89%	85%	89%	90%	91%	91%	89%	90%
QuickBooks do-it-yourself payroll (customers)	681	711	739	739	753	776	806	807	807	816	853
Intuit Branded Small Business (selected)
Payroll Customers
Premier	25	25	24	24	24	23	22	21	21	20	19
Branded Outsourced (Assisted & Complete)	41	41	43	43	45	48	50	51	51	51	53

Total Payroll Customers	66	66	67	67	69	71	72	72	72	71	72
Consumer Tax [C]
Federal TurboTax (millions)
Desktop units retail	2.1	2.1	NM	4.2	NM	2.4	2.3	NM	4.7	NM	2.6
Desktop units direct	1.0	0.9	NM	1.9	NM	1.2	0.5	NM	1.7	NM	1.1
Web units paid	0.3	2.1	0.1	2.4	NM	0.4	2.4	NM	2.8	NM	0.6
Free File Alliance	0.1	1.2	NM	1.3	NM	0.1	0.6	NM	0.7	NM	0.4

Total TurboTax federal units	3.5	6.3	0.1	9.8	NM	4.1	5.8	NM	9.9	NM	4.7
TurboTax Efile returns (millions)	1.1	11.0	0.2	12.3	NM	1.3	11.6	0.2	13.1	NM	1.8
Sell Thru Channel Mix [E]
% of dollars at retail	50%	32%	NM	36%	NM	51%	30%	NM	36%	NM	55%
Federal TurboTax retail share [G]
Unit share FYTD	72%	71%	71%	71%	NM	71%	72%	72%	72%	NM	75%
Dollar share FYTD	80%	79%	79%	79%	NM	81%	82%	82%	82%	NM	81%
Professional Tax
Professional Tax units	89	7	NM	96	NM	90	7	NM	97	NM	94
Efile returns (millions)	0.5	8.0	0.2	8.7	0.2	0.6	12.7	0.4	13.9	0.7	0.7

[C]	Sales to end users (sell-through) by Intuit and via retailers and distributors for which Intuit relies on reports from these merchants. These numbers include estimates, including estimates of sales by merchants who do not report sales to Intuit.

[D]	Includes QuickBooks Online Edition, QuickBooks Pro and QuickBooks Premier from Enhanced Payroll Plus subscription units.

[E]	Estimate based on subset of retailers reporting.

[F]	Sources: NPD Group Monthly Retail Software Report through December 2004 for FY03 and FY04, and NPD Group Weekly Retail Software reports for January 2005.

[G]	Sources: NPD Group Monthly Retail Software Report through December 2004 for FY03 and FY04, and NPD Group Weekly Retail Software reports for January 2005 as adjusted by Intuit estimates.

2

Intuit Facts	Intuit Inc.
FY05 Financial Outlook [H]	Investor Relations (650) 944-5401
NASDAQ: INTU

Guidance ($ millions)

	Guidance	Guidance	Guidance	Actual
	Q3 FY05	Q4 FY05	FY05	FY04
Revenue:
Small Business
QuickBooks Related				$653.9
% of change YOY			10%-14%	18%
Intuit Branded Small Bus.				$259.6
% of change YOY			6%-12%	14%
Tax
Consumer Tax				$490.0
% of change YOY			5%-10%	16%
Professional Tax				$251.9
% of change YOY			0%-5%	3%
Other Businesses				$199.5
% of change YOY			0%-5%	4%

Total Revenue	$780-$810	$285-$305	$2,000-$2,025	$1,854.9
% of change YOY	10%-14%	5%-12%	8%-9%	13%
Pro forma Operating Income [A]	$395-$415		$535-$559	$477.6
Operating Margin %			26%-28%	26%
GAAP Operating Income			$503-$527	$440.9
Interest and Other Income	$4-$5		$17-$20	$30.8
Pro forma EPS [A]	$1.42-$1.47	($0.09)-($0.05)	$1.93-$2.01	$1.68
GAAP EPS	$1.39-$1.44	($0.11)-($0.07)	$1.82-$1.90	$1.58
Basic Share Count			185-190	195.5
Fully Diluted Share Count	188-191		189-194	200.1
Pro forma Tax Rate [A]	34%	34%	34%	34%

Portfolio and Segment Composition

Small Business

QuickBooks Related

QuickBooks Software
Financial Supplies
QuickBooks Standard Payroll
QuickBooks Enhanced Payroll
QuickBooks Enhanced Payroll Plus
Point of Sale
QuickBooks Support Programs
Innovative Merchant Solutions

Intuit Branded Small Business

Complete Payroll
QuickBooks Assisted Payroll
Premier Payroll
IT Solutions
Intuit Construction Business Solutions
Intuit Real Estate Solutions (MRI)
Intuit Distribution Management Solutions (Eclipse)

Tax

Consumer Tax (TurboTax)

Professional Tax

ProSeries
Lacerte

Other

Other Businesses

Quicken
Canada/UK

[H]	All of the numbers provided in the table entitled “Guidance,” other than those under the heading” FY04A” are forward-looking statements. Please see “Cautions About Forward-Looking Statements” in the pages accompanying this fact sheet for important information to assess when evaluating these statements.

3